                                                                    EXHIBIT 99.2

The Saint James Company and Funet Radio & Communications Corp.
Pro forma Balance Sheet
as of June 30, 2003
-------------------

                                                                                      FUNET RADIO &
                                                                         THE SAINT    COMMUNICATIONS
                                                                       JAMES COMPANY       CORP.       ADJUSTMENTS    PRO FORMA
                                                                        ------------   ------------   ------------   ------------
                                                                         (UNAUDITED)    (UNAUDITED)   (UNAUDITED)    (UNAUDITED)
ASSETS:
     CURRENT ASSETS
         Cash and cash equivalents                                      $        --    $    23,657    $        --    $    23,657
         Notes receivable                                                        --         41,058             --         41,058
         Accounts receivable                                                     --        109,036             --        109,036
         Other receivable                                                        --        188,543             --        188,543
         Inventories                                                             --        277,399             --        277,399
         Prepaid expenses                                                        --         50,441             --         50,441
         Deferred income tax assets - current                                    --          8,745             --          8,745
         Other current assets                                                    --         46,835             --         46,835
                                                                        ------------   ------------   ------------   ------------
                                                                                 --        745,714             --        745,714
                                                                        ------------   ------------   ------------   ------------
     PROPERY, PLANT AND EQUIPMENT
         Machinery and equipment                                                 --        232,572             --        232,572
         Tools, furniture & fixtures                                             --         18,877             --         18,877
         Other equipment                                                         --         95,361             --         95,361
                                                                        ------------   ------------   ------------   ------------
                                                                                 --        346,810             --        346,810
          Less) Accumulated depreciation                                         --       (177,726)            --       (177,726)
                                                                        ------------   ------------   ------------   ------------
                                                                                 --        169,084             --        169,084
                                                                        ------------   ------------   ------------   ------------
     OTHER ASSETS
         Deferred income tax assets - noncurrent                                 --        187,243             --        187,243
         Deferred assets                                                         --         12,164             --         12,164
         Refundable deposit                                                      --         10,161             --         10,161
                                                                        ------------   ------------   ------------   ------------
                                                                                 --        209,568             --        209,568
                                                                        ------------   ------------   ------------   ------------

     TOTAL ASSETS                                                       $        --    $ 1,124,366    $        --    $ 1,124,366
                                                                        ============   ============   ============   ============

LIABILITIES AND STOCKHOLDERS' EQUITY:
     CURRENT LIABILITIES
         Short-terms loans                                                       --         98,802             --         98,802
         Notes payable                                                           --        575,852             --        575,852
         Accounts payable                                                       778         25,508             --         26,286
         Accurued expenses                                                   13,280         92,545             --        105,825
         Accounts payable - related parties                                  53,003             --             --         53,003
         Other current liabilities                                               --        153,062             --        153,062
                                                                        ------------   ------------   ------------   ------------
                                                                             67,061        945,769             --      1,012,830
                                                                        ------------   ------------   ------------   ------------
     LONG-TERM LIABILITIES
         Gurantee deposit received                                               --          5,839             --          5,839
                                                                        ------------   ------------   ------------   ------------
                                                                                 --          5,839             --          5,839
                                                                        ------------   ------------   ------------   ------------

     STOCKHOLDERS' EQUITY
         Preferred stock, $0.01 par value; 500,000 shares authorized
             0 issued and outstanding                                            --             --             --             --
         Common stock, $0.001 par value; 50,000,000 shares authorized
             999,057 and 7,999,057 (proforma) issued and outstanding            999      1,739,130     (1,732,130)a.       7,999
         Additional paid in capital                                       3,460,568             --     (1,796,498)a.   1,664,070
         Accumulated deficit                                             (3,528,628)    (1,566,372)     3,528,628 a.  (1,566,372)
                                                                        ------------   ------------   ------------   ------------
                                                                            (67,061)       172,758             --        105,697
                                                                        ------------   ------------   ------------   ------------
     TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY                                               $        --    $ 1,124,366    $        --    $ 1,124,366
                                                                        ============   ============   ============   ============

See accompanying notes to consolidated pro forma financial statements


The Saint James Company and Funet Radio & Communications Corp.
Pro Forma Statements of Operations
For the year ended December 31, 2002
------------------------------------
                                                                   FUNET RADIO &
                                                      THE SAINT   COMMUNICATIONS
                                                    JAMES COMPANY      CORP.      ADJUSTMENTS    PRO FORMA
                                                    ------------   ------------   ------------  ------------
                                                     (UNAUDITED)    (UNAUDITED)   (UNAUDITED)    (UNAUDITED)

Sales revenue - gross                               $        --    $ 1,027,146    $        --   $ 1,027,146
 Less) Sales returns and allowance                           --         (7,700)            --        (7,700)
                                                    ------------   ------------   ------------  ------------
      Net sales                                              --      1,019,446             --     1,019,446
                                                    ------------   ------------   ------------  ------------

Cost of sales                                                --        916,524             --       916,524
                                                    ------------   ------------   ------------  ------------
      Gross profits                                          --        102,922             --       102,922
                                                    ------------   ------------   ------------  ------------

Operating expenses                                        3,633        591,778                      595,411
                                                    ------------   ------------   ------------  ------------
      Loss from operations                               (3,633)      (488,856)            --      (492,489)
                                                    ------------   ------------   ------------  ------------

Other incomes
      Interest income                                        --            811             --           811
      Royalty revenues                                       --         40,894             --        40,894
      Inventory over                                         --             --             --            --
      Exchange gain                                          --          2,190             --         2,190
      Other non operating income                             --         73,822             --        73,822
                                                    ------------   ------------   ------------  ------------

                                                             --        117,717             --       117,717
                                                    ------------   ------------   ------------  ------------

Other expenses
      Interest expense                                      682          3,351             --         4,033
      Inventory loss                                         --             --             --            --
      Exchange loss                                          --          1,967             --         1,967
      Loss for market price decline - inventories            --         18,316             --        18,316
      Other non-operating expense                            --          6,726             --         6,726
                                                    ------------   ------------   ------------  ------------
                                                            682         30,360             --        31,042
                                                    ------------   ------------   ------------  ------------
      Income before income taxes                         (4,315)      (401,499)            --      (405,814)

Income Tax Expenses:
      Income expense                                         --        (92,874)            --       (92,874)
                                                    ------------   ------------   ------------  ------------

Net loss                                            $    (4,315)   $  (494,373)   $        --   $  (498,688)
                                                    ============   ============   ============  ============

Loss per share                                      $     (0.00)                                $     (0.06)
                                                    ============                                ============

Weighted average shares outstanding                     999,057                                   7,999,057
                                                    ============                                ============

See accompanying notes to consolidated pro forma financial statements



The Saint James Company and Funet Radio & Communications Corp.
Pro Forma Statements of Operations
For the six months ended June 30, 2003
--------------------------------------

                                                                   FUNET RADIO &
                                                      THE SAINT   COMMUNICATIONS
                                                    JAMES COMPANY      CORP.      ADJUSTMENTS    PRO FORMA
                                                    ------------   ------------   ------------  ------------
                                                     (UNAUDITED)    (UNAUDITED)   (UNAUDITED)    (UNAUDITED)


Sales revenue - gross                               $        --    $   472,701    $        --   $   472,701
 Less) Sales returns and allowance                           --        (18,850)             --      (18,850)
                                                    ------------   ------------   ------------  ------------
      Net sales                                              --        453,851             --       453,851
                                                    ------------   ------------   ------------  ------------

Cost of sales                                                --        360,112             --       360,112
                                                    ------------   ------------   ------------  ------------
      Gross profits                                          --         93,739             --        93,739
                                                    ------------   ------------   ------------  ------------

Operating expenses                                       10,546        173,276             --       183,822
                                                    ------------   ------------   ------------  ------------

      Loss from operations                              (10,546)       (79,537)            --       (90,083)
                                                    ------------   ------------   ------------  ------------

Other incomes
      Interest income                                        --          1,618             --         1,618
      Royalty revenues                                       --         25,788             --        25,788
      Inventory over                                         --         18,981             --        18,981
      Exchange gain                                          --              6             --             6
      Other non operating income                             --          6,517             --         6,517
                                                    ------------   ------------   ------------  ------------
                                                             --         52,910             --        52,910
                                                    ------------   ------------   ------------  ------------

Other expenses
      Interest expense                                      368            351             --           719
      Inventory loss                                         --          3,993             --         3,993
      Exchange loss                                          --            108             --           108
      Other non-operating expense                            --            903             --           903
                                                    ------------   ------------   ------------  ------------
                                                            368          5,355             --         5,723
                                                    ------------   ------------   ------------  ------------

      Income before income taxes                        (10,914)       (31,982)            --       (42,896)

Income Tax Expenses:
      Income expense                                         --        (14,752)            --       (14,752)
                                                    ------------   ------------   ------------  ------------

Net loss                                            $   (10,914)   $   (46,734)   $        --   $   (57,648)
                                                    ============   ============   ============  ============

Loss per share                                      $     (0.01)                                $     (0.01)
                                                    ============                                ============

Weighted average shares outstanding                     999,057                                   7,999,057
                                                    ============                                ============

See accompanying notes to consolidated pro forma financial statements


                           The Saint James Company and
                       Funet Radio & Communications Corp.
               Notes to Pro form Consolidated Financial Statements

NOTE 1 - BASIS OF PRESENTATION

The accompanying pro forma consolidated balance sheet presents the accounts of The Saint James Company ("St. James") and Funet Radio & Communications Corp. ("Funet") as if the acquisition of Funet by St. James occurred on June 30, 2003. The accompanying pro forma consolidated statements of operations present the accounts of St. James and Funet for the year ended December 31, 2002 and the six months ended June 30, 2003 as if the acquisition occurred on January 1, 2002. For accounting purposes, the transaction is being accounted for as a reverse merger as Funet is deemed to be the accounting acquirer.

The following adjustments would be required if the acquisition occurred as indicated above:

a. To adjust stockholders' equity to reflect the transaction being accounted for as a reverse merger.